Royalties	12 Months Ended
Dec. 31, 2024
Royalties [Abstract]
Royalties [Text Block]

20. Royalties

All of the AGM's concessions are subject to a 5% gross revenue royalty payable to the Government of Ghana. In addition, the Nkran deposit is subject to an additional 1% royalty on a portion of production as described in note 14(c) and the Esaase deposit is subject to an additional 0.5% net smelter return royalty payable to the Bonte Liquidation Committee.

On April 3, 2023, the Government of Ghana imposed a special levy, the Growth and Sustainability Levy ("GSL"), on all companies operating in Ghana with an effective date of May 1, 2023. The purpose of the GSL is to support growth and fiscal sustainability of the Ghanaian economy. For mining companies in Ghana, the GSL is levied at a rate of 1% of gold revenues for the fiscal years 2023 to 2025. The Company has presented the 1% GSL within royalties expense in the Statement of Operations and Comprehensive Income.